Exhibit 99.1

MCEWEN MINING ANNOUNCES EXPLORATION UPDATE

FOR EL GALLO 1, MEXICO

TORONTO, ONTARIO - (April 21, 2015) - McEwen Mining Inc. (NYSE: MUX) (TSX: MUX) is pleased to announce drill results that we expect will extend the mine life and improve the gold grade of El Gallo 1. Drilling is ongoing and an updated resource estimate for El Gallo 1 will be released in Q3 2015.

The 2015 exploration budget for Mexico is $5.5 million. The drill assay results highlighted below are from the most advanced deposits being explored, San José del Alamo and Twin Domes. As well, we continue to explore several regional prospects with strong indications of gold and silver.

Exploration Targets (Figure 1)

San José del Alamo

The San José del Alamo deposit is located 15 kilometres north of the El Gallo 1 mine (Figure 2, page 6). The deposit outcrops at surface and the mineralization extends to a depth of 190 metres and has a strike length of 800 metres with an average width of five metres.

A small resource estimate was released in August 2013 for San José del Alamo that was based on 36 holes. Since then an additional 73 holes have been drilled. An updated resource estimate for San José del Alamo is scheduled for Q3 2015 as part of the El Gallo 1 resource estimate update.

Metallurgical testing indicates the mineralization is amenable to heap leaching and can be processed at the El Gallo 1 mine.

Table 1: 2014-2015 Drilling Highlights from San José del Alamo

Hole	Au grade (gpt)	Length (m)	From (m)	To (m)
SJX-042	3.0	9.0	64.3	73.2
Including	4.7	3.4	64.3	67.7
SJX-059	6.7	8.4	82.6	91.0
Including	19.9	1.7	88.5	90.2
SJX-066	7.0	7.5	115.4	122.9
Including	10.1	5.0	116.9	121.9
SJX-067	5.1	4.4	95.2	99.6
Including	11.6	1.2	97.6	98.8
SJX-069	3.0	7.8	47.6	55.4
SJX-077	6.4	5.2	80.3	85.5
Including	18.2	1.0	83.5	84.5
SJX-086	4.8	8.4	143.9	152.3
SJX-095	3.8	6.7	105.9	112.6
including	20.1	0.9	108.4	109.3
SJX-096	5.1	8.5	100.7	109.2
including	15.5	1.2	102.5	103.7

Data for all holes drilled in 2014 and 2015 can be found at http://mcewenmining.com/files/doc_news/20150400/drill_intercepts.pdf

Twin Domes

Twin Domes is located 17 kilometres northwest of the El Gallo 1 mine (Figure 3, page 7). The deposit occurs at surface and extends to 40 metres depth. The current known strike length is 180 metres however a recent step out hole (TDX-053) indicates the potential to extend mineralization 200 metres to the south. Surface geochemistry also suggests the potential for mineralization further to the north.

Mineralization occurs as a series of stacked lenses with an overall width of 30 metres and individual lenses one to five metres in width. It is structurally controlled with sporadic high grades (up to 114 gpt Au). A total of 65 holes have been drilled since the deposit was discovered in 2013. Results for the first 18 holes were announced in 2013. In 2014 and 2015, 47 holes have been drilled at Twin Domes; highlights from this drilling are in Table 2. A follow-up drill program is currently in progress to both infill the deposit for resource estimation purposes as well as possibly expand the known mineralization.

An initial resource estimate for Twin Domes will be included in the El Gallo 1 resource estimate update scheduled for Q3 2015.

Table 2: 2014-2015 Drilling Highlights from Twin Domes

Hole	Au grade (gpt)	Length (m)	From (m)	To (m)
TDX-019	3.6	3.8	18.3	22.1
Including	9.1	1.0	21.1	22.1
TDX-023	2.3	7.9	0	7.9
including	5.9	2.8	0	2.8
TDX-031	56.8	1.5	18.8	20.3
including	114.5	0.7	18.8	19.5
TDX-033	4.0	5.7	7.8	13.5
including	20.6	0.9	12.6	13.5
TDX-041	7.6	6.2	4.6	10.8
including	27.7	0.5	6.1	6.6
TDX-053	6.4	2.4	31.7	34.1

Data for all holes drilled in 2014 and 2015 can be found at http://mcewenmining.com/files/doc_news/20150400/drill_intercepts.pdf

Metallurgical testing indicates mineralization at Twin Domes is amenable to heap leaching and can be processed at the El Gallo 1 mine.

Early Stage Targets

Several regional prospects with strong indications of gold and silver that are being evaluated are:

San Miguel is located three kilometres southeast of the Samaniego pit at El Gallo 1 where mining is underway and one kilometer south of the Lupita pit that will be developed in 2016 (see Figure 4 on page 7). The gold-in-soil anomaly currently measures one kilometer by 500 metres. Drilling on this target is planned for later this year.

Tule Alto is located five kilometres north of El Gallo 1 (see Figure 1, page 5). Surface rock samples and exploration blast hole drilling have returned moderate to strongly anomalous gold values over an area measuring roughly one square kilometer. Drilling on this target is planned for later this year.

About McEwen Mining (www.mcewenmining.com)

The El Gallo Complex is approximately 130,000 hectares in size and includes the El Gallo 1 heap leach gold mine, the fully permitted, ready to build El Gallo 2 silver project, and numerous satellite deposits and exploration prospects.

The goal of McEwen Mining is to qualify for inclusion in the S&P 500 by creating a profitable gold producer focused in the Americas. McEwen Mining’s principal assets consist of the gold/silver San José mine in Santa Cruz, Argentina (49% interest); the El Gallo complex in Sinaloa, Mexico; the Gold Bar project in Nevada, US; and the Los Azules copper project in San Juan, Argentina. McEwen Mining has 306 million shares fully diluted at April 21, 2015. Rob McEwen, Chairman and Chief Owner, owns 25% of the shares of the Company.

Technical Information for El Gallo

This news release has been viewed and approved by John Read, CPG, McEwen Mining’s consulting geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties. Samples from the core drilling were split on-site at the Company’s El Gallo 1 mine. One half of the split drill core was shipped to ALS Chemex for sample preparation and analysis by fire assay for gold and 4-acid digestion with ICP determination for silver. Samples returning greater than 10 ppm gold or 1500 ppm silver were re-analyzed using gravimetric fire assay. Standards and blanks were inserted every 20 samples. All holes were drilled with HQ bits and reduced to NTW where required. Samples were taken based on lithologic and/or mineralized intervals and vary in length. Samples were analyzed by ALS Chemex using the same methods as for drill core samples. The true width of the mineral zones has not been determined.

For additional information about the El Gallo complex see the technical report titled “Resource Estimate for the El Gallo Complex, Sinaloa State, Mexico” dated August 30, 2013 with an effective date of June 30, 2013, prepared by John Read, C.P.G., and Luke Willis, P. Geo. Mr. Read and Mr. Willis are not considered independent of the Company as defined by NI 43-101

Caution Concerning Forward Looking Statements

This news release contains certain forward-looking statements and information, including “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this news release, McEwen Mining Inc.’s (the “Company”) estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves and other mining risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”, for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by management of McEwen Mining Inc.

Craig Stanley Vice President - Corporate Development Tel: (647) 258-0395 ext 410 Toll Free: (866) 441-0690 Fax: (647) 258-0408 Facebook: facebook.com/mcewenrob Twitter: twitter.com/mcewenmining	Mailing Address 150 King Street West Suite 2800,P.O. Box 24 Toronto, Ontario, Canada M5H 1J9 E-mail: info@mcewenmining.com

Figure 1: El Gallo Complex

Area
Shown
Mexico
San José
del Alamo deposit
15 km
10 km
5 km
El Gallo 2
Silver
Tule Alto
Twin Domes
El Gallo 1
Mine
San Miguel
El Gallo Complex Claim
Gold
Silver
0
5
10
Km
N
0
3
6
Miles

Figure 2: San José del Alamo

212200
212400
212600
212800
213000
213200
2852000
2851800
2851600
2851400
2851200
2851000
2850800
2850600
EL GALLO COMPLEX
San Jose del Alamo
El Gallo 1 Mine
0 10 Km
N
0 10 Miles
SJX-069
SJX-059
SJX-042
SJX-077
SJX-095
SJX-067
SJX-096
SJX-086
SJX-066
SAN JOSE DEL ALAMO
Core Holes, 2014 - 2015
Core Holes through July 2013
July 2013 Resource Outline
0 200 Meters
N
0 500 Feet

Figure 3: Twin Domes

198800
199000
199200
2839200
2839000
2838800
2838600
EL GALLO
COMPLEX
Twin Domes
El Gallo 1
Mine
0
10
Km
N
0
10
Miles
TDX-023
TDX-019
TDX-041
TDX-031
TDX-033
TDX-053
TWIN DOMES
2015 Drill Holes
2014 Drill Holes
2013 Drill Holes
0
100
Meters
N
0
200
Feet

Figure 4: San Miguel Target

Magistral Soils
Roads
MEX Soil Au (ppm)
2.001 - 10
0.801 - 2
0.601 - 0.8
0.401 - 0.6
0.301 - 0.4
0.201 - 0.3
0.101 - 0.2
0.051 - 0.1
0.011 - 0.05
< 0.01
Meters
0 100 200 400 600
Plant
Pad
Crusher
Samaniego Pit
Lupita Pit
(2016)
San Miguel
213500
214000
214500
215000
215500
216000
216500
217000
217500
218000
218500
2840000
2839500
2839000
2838500
2838000
2837500
2837000
2836500
2836000
2835500
2835000
2834500
2834000
2833500